U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                   /x/

                  Pre-Effective Amendment No.

                  Post-Effective Amendment No.      7

                                    and/or


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940           /x/

                  Amendment No.      7

                       (Check appropriate box or boxes)

                   LEEB PERSONAL FINANCETM INVESTMENT TRUST

              (Exact Name of Registrant as Specified in Charter)

                         312 Walnut Street, 21st Floor

                             Cincinnati, OH 45202

                   (Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code:  (513) 629-2000

                          Francis A. Mlynarczyk, Jr.

                             Brimberg & Co., L.P.

                       45 Rockefeller Plaza, Suite 2570

                           New York, New York 10111

                    (Name and Address of Agent for Service)

                                  Copies to:

                               Charles J. Hecht

                            Hecht & Steckman, P.C.

                        60 East 42nd Street, Suite 1501

                              New York, NY 10165

It is proposed that this filing will become effective (check appropriate box)

/ / immediately upon filing pursuant to paragraph (b) of Rule 485 /X / on November 1, 1996 pursuant to paragraph (b) of Rule 485
/ /  60 days after filing pursuant to paragraph (a) of Rule 485
/ /  on (date) pursuant to paragraph (a) of Rule 485

                   LEEB PERSONAL FINANCETM INVESTMENT TRUST

                             Cross Reference Sheet
                            Pursuant to Rule 481(a)
                       Under the Securities Act of 1933

PART A

Item No.          Registration Statement Caption                                        Caption in Prospectus

1.                Cover Page                                                            Cover Page

2.                Synopsis                                                              Expense Information

3.                Condensed Financial Information                                       Financial Highlights;
                                                                                        Performance Information

4.                General Description of Registrant                                     Operation of the Fund;
                                                                                        Investment Objectives,
                                                                                        Investment Policies and
                                                                                        Risk Considerations

5.                Management of the Fund                                                Investment Adviser;
                                                                                        Operation of the Fund

6.                Capital Stock and Other Securities                                    Cover Page; Operation of
                                                                                        the Fund; Dividends and
                                                                                        Distributions; Taxes

7.                Purchase of Securities Being Offered                                  How to Purchase Shares;
                                                                                        Shareholder Services;
                                                                                        Calculation of Share Price

8.                Redemption or Repurchase                                              How to Redeem Shares;
                                                                                        Shareholder Services

9.                Pending Legal Proceedings                                             Inapplicable

PART B

                                                                                        Caption in Statement
                                                                                        of Additional

Item No.          Registration Statement Caption                                        Information

10.               Cover Page                                                            Cover Page

11.               Table of Contents                                                     Table of Contents

                                      (i)





12.               General Information and History                                       Inapplicable

13.               Investment Objectives and Policies                                    Definitions, Policies and
                                                                                        Risk Considerations;
                                                                                        Quality Ratings of
                                                                                        Corporate Bonds;
                                                                                        Investment Limitations;
                                                                                        Securities Transactions;
                                                                                        Portfolio Turnover

14.               Management of the Fund                                                Trustees and Officers

15.               Control Persons and Principal Holders                                 Trustees and Officers
            of Securities

16.               Investment Advisory and Other Services                                The Investment Adviser;
                                                                                        Custodian; Accountants;
                                                                                        MGF Service Corp.;
                                                                                        Securities Transactions

17.               Brokerage Allocation and Other                                        Securities Transactions
                   Practices

18.               Capital Stock and Other Securities                                    The Fund

19.               Purchase, Redemption and Pricing of                                   Calculation of Share
                       Securities Being Offered                                              Price; Redemption in Kind

20.               Tax Status                                                            Taxes

21.               Underwriters                                                          The Underwriter

22.               Calculation of Performance Data                                       Historical Performance
                                                                                        Information

23.               Financial Statements                                                  Annual Report

PART C

                  The information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                                     (ii)

                                                                    PROSPECTUS
                                                              November 1, 1996

                   Leeb Personal FinanceTM Investment Trust
                         312 Walnut Street, 21st Floor
                            Cincinnati, Ohio 45202

                       THE LEEB PERSONAL FINANCETM FUND

-----------------------------------------------------------------

             The Leeb Personal FinanceTM Fund (the "Fund"), a separate series of Leeb Personal FinanceTM Investment Trust, seeks long-term capital appreciation consistent with the preservation of capital. Earning current income from dividends, interest and short-term capital gains is a secondary objective. The Fund invests primarily in common stocks of established, larger capitalization companies, and may at times have close to 100% of its assets invested in such securities, although the Fund may invest up to 100% of its assets in U.S. Government obligations and other debt securities. The Fund may have a large portion of its assets invested in money market instruments from time to time. The asset composition of the Fund's portfolio at any time will be determined primarily upon the basis of market timing techniques developed by Dr. Stephen Leeb, the President of the Fund and the Chief Investment Officer of the Fund's investment adviser, Leeb Investment Advisors, and his staff.

             This Prospectus sets forth concisely the information about the Fund that you should know before investing. Please retain this Prospectus for future reference. A Statement of Additional Information dated November 1,
1996 has been filed with the Securities and Exchange Commission and is hereby incorporated by reference in its entirety. A copy of the Statement of Additional Information can be obtained at no charge by calling the number listed below.

-----------------------------------------------------------------
For Information or Assistance in Opening An Account, Please Call:

Nationwide (Toll-Free). . . . . . . . . . . . . . . .800-545-0103

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

Expense Information  . . . . . . . . . . . . . . . . . . . . . . 2
Financial Highlights . . . . . . . . . . . . . . . . . . . . . . 3
Investment Adviser . . . . . . . . . . . . . . . . . . . . . . . 4
Investment Objectives, Investment Policies and
  Risk Considerations. . . . . . . . . . . . . . . . . . . . . . 6
How to Purchase Shares . . . . . . . . . . . . . . . . . . . . .10
Shareholder Services . . . . . . . . . . . . . . . . . . . . . .12
How to Redeem Shares . . . . . . . . . . . . . . . . . . . . . .13
Dividends and Distributions. . . . . . . . . . . . . . . . . . .15
Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .16
Operation of the Fund. . . . . . . . . . . . . . . . . . . . . .16
Calculation of Share Price . . . . . . . . . . . . . . . . . . .18
Performance Information. . . . . . . . . . . . . . . . . . . . .19
-----------------------------------------------------------------
EXPENSE INFORMATION

Shareholder Transaction Expenses

    Sales Load Imposed on Purchases . . . . . . . . . . . . .  None
    Sales Load Imposed on Reinvested Dividends. . . . . . . .  None
    Redemption Fee. . . . . . . . . . . . . . . . . . . . . .  None*

* A wire transfer fee is charged by the Fund's Custodian in the case of redemptions made by wire. Such fee is subject to change and is currently $8. See "How to Redeem Shares."

Annual Fund Operating Expenses (as a percentage of average net assets)


    Management Fees After Waivers . . . . . . . . . . . . .   .40%(A)
    12b-1 Fees. . . . . . . . . . . . . . . . . . . . . . .   None
    Other Expenses. . . . . . . . . . . . . . . . . . . . .  1.10%
    Total Fund Operating Expenses After Waivers . . . . . .  1.50%(B)

 (A) Absent waivers of management fees, such fees would have been 1.00% for the fiscal year ended June 30, 1996.

 (B) Absent waivers of management fees, total Fund operating expenses would have been 2.10% for the fiscal year ended June 30, 1996.


    The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The percentages expressing annual fund operating expenses are based on amounts incurred during the most recent fiscal year. The Example below should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.

Example

You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

    1 Year                           $  15
    3 Years                             47
    5 Years                             82
    10 Years                           179

FINANCIAL HIGHLIGHTS


    The following information, which has been audited by Arthur Andersen LLP, is an integral part of the audited financial statements and should be read in conjunction with the financial statements. The financial statements as of June 30, 1996 and related auditors' report appear in the Statement of Additional Information of the Fund, which can be obtained by shareholders at no charge by calling toll-free 800-545-0103 or by writing to the Fund at the address on the front of this Prospectus.


PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

===================================================================================================================
                                                     YEAR         YEAR        YEAR         YEAR        PERIOD
                                                     ENDED        ENDED       ENDED        ENDED        ENDED

                                                   JUNE 30,     JUNE 30,    JUNE 30,     JUNE 30,     JUNE 30,
                                                     1996         1995        1994         1993        1992(A)

-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period..........    $ 11.17     $  10.29    $  10.84     $  10.36    $  10.00
                                                  ----------  ----------   ----------   ----------  ----------
Income from investment operations:

   Net investment income........................       0.17         0.28        0.19         0.15        0.16
   Net realized and unrealized
     gains (losses) on investments..............       1.72         0.95      ( 0.35)        0.55        0.51
                                                  ----------  ----------   ----------   ----------  ----------
Total from investment operations................       1.89         1.23      ( 0.16)        0.70        0.67
                                                  ----------  ----------   ----------   ----------  ----------
Dividends and distributions:

   Dividends from net investment income(B) .....     ( 0.17)      ( 0.28)     ( 0.19)      ( 0.15)     ( 0.16)
   Distributions from net realized gains(B) ....     ( 1.61)          --      ( 0.20)      ( 0.07)     ( 0.15)
   In excess of net realized gains..............     ( 0.01)      ( 0.07)         --           --          --
                                                  ----------  ----------   ----------   ----------  ----------
Total dividends and distributions...............     ( 1.79)      ( 0.35)     ( 0.39)      ( 0.22)     ( 0.31)
                                                  ----------  ----------   ----------   ----------  ----------
Net asset value at end of period................    $ 11.27     $  11.17    $  10.29     $  10.84    $  10.36
                                                  ==========  ==========   ==========   ==========  ==========
Total return....................................     17.10%       12.20%     ( 1.50%)       6.79%       7.94% (D)
                                                  ==========  ==========   ==========   ==========  ==========
Net assets at end of period (000's).............    $27,945     $ 32,976    $ 45,523     $ 58,955    $ 28,340
                                                  ==========  ==========   ==========   ==========  ==========

Ratio of expenses to average net assets(C)  ....      1.50%        1.50%       1.50%        1.50%       1.47% (D)

Ratio of net investment income to average

   net assets...................................      1.30%        2.36%        1.65%       1.60%       2.21% (D)

Portfolio turnover rate.........................       115%         163%        143%          83%         75% (D)


(A)Represents the period from the date of public offering (October 21, 1991) through June 30, 1992. No income was earned or expenses incurred from the start of business through the date of public offering.

(B)For the period ended June 30, 1992, the per share data was calculated using average shares outstanding throughout the period, whereas for subsequent periods, the per share data was calculated based upon actual distributions. For the period ended June 30, 1992, actual distributions per share from net investment income and from net realized gains from security transactions amounted to $.11 and $.08, respectively.

(C)Ratios of expenses to average net assets assuming no waiver of fees or reimbursement of expenses by the Adviser was 2.10%, 1.98%, 1.81%, 1.95%, and 2.71%(D) for the periods ended June 30, 1996, 1995, 1994, 1993 and 1992, respectively
(D)Annualized.

                                                       - 6 -

INVESTMENT ADVISER

         Leeb Investment Advisors (the "Adviser") provides the Fund with management and investment advisory services. The executive officers of the Adviser are Dr. Stephen Leeb, Mr. Allie P. Ash, Jr., and Mr. Francis A. Mlynarczyk, Jr. Dr. Leeb and Mr. Mlynarczyk are currently affiliated with other investment advisers. Dr. Leeb has been engaged in the business of providing investment advisory and portfolio management services for approximately 19 years. Mr. Mlynarczyk has been engaged in portfolio management services for approximately 24 years. The business address of the Adviser is 1101 King Street, Alexandria, Virginia 22314.


         The Fund pays the Adviser a fee at the annual rate of 1% of the average value of the Fund's daily net assets. For the fiscal year ended June 30, 1996, the advisory fee paid to the Adviser was 0.40% (net of waivers by the Adviser) of the Fund's average net assets.

         Dr. Stephen Leeb is, and since the Fund's inception has been, the portfolio manager of the Fund. As such, he is responsible for the day-to-day investment management of the Fund. Dr. Leeb is the President of the Fund and President of Money Growth Institute, Inc., a registered investment adviser and one of two general partners of the Adviser. Stephen Leeb is editor of Personal Finance, a highly regarded and award winning investment advisory newsletter, and The Big Picture, one of the nation's top market timing newsletters. Author of the acclaimed book Getting In On the Ground Floor, Dr. Leeb accurately forecast the great bull market of the 1980s and early 1990s. He is also the author of Market Timing for the Nineties. Dr. Leeb holds a Bachelor's Degree in Economics from The Wharton School. He also received an M.A. in Psychology and Math and a Ph.D. in Psychology from the University of Illinois. Dr. Leeb has been quoted in numerous financial publications, and he has appeared on Wall Street Week, Nightly Business Report, CNN and CNBC.


         Mr. Allie P. Ash, Jr. is the Chairman of the Board of the Fund and President of National Information Corporation, the parent company of PF Funds Group, Inc., the other general partner of the Adviser. Mr. Ash is President of the Adviser and has no operating responsibilities in managing the Fund. KCI Communications, Inc., a wholly-owned subsidiary of National Information Corporation, is the publisher of Personal Finance, The Big Picture and Special Alert Bulletin. For five of the past ten years, the Newsletter Association, a trade organization for newsletter publishers, has ranked Personal Finance as the #1 newsletter of its kind in the United States. Mr. Ash is a graduate of George Washington University, with a B.B.A. in Accounting, 1968, and an M.B.A., 1974.

         Mr. Francis A. Mlynarczyk, Jr. has been engaged by the Adviser to serve as chief administrative officer. Mr. Mlynarczyk also serves as Executive Vice President of the Fund. Mr. Mlynarczyk is Chairman of Prospect Advisors, Inc., an investment adviser, and was a founder of that firm in 1985. Mr. Mlynarczyk is a general partner of Brimberg & Co., L.P., the Fund's principal underwriter, and also of President Street Fund, L.P., an investment partnership. He was Senior Vice President of Brokaw Capital Management, Inc. from 1982 to 1985, President of Greenwood Management Corporation from 1981 to 1982, and Vice President of Citibank, N.A., where he worked in the Investment Management Group from 1969 to 1981. He has extensive experience in investments, including portfolio management, securities analysis, block trading, and operations. Mr. Mlynarczyk in 1969-1970 was Adjunct Assistant Professor, Graduate School of Business Administration, New York University, where he taught courses in data processing systems design and real-time computer systems. Mr. Mlynarczyk received a B.S. in Engineering Sciences, Purdue University, 1964, and an M.S. in Industrial Administration, 1965, and a Ph.D. (Financial Accounting and Control), 1969, both from Krannert Graduate School of Industrial Administration, Purdue University.

         Dr. Leeb, Mr. Ash and Mr. Mlynarczyk intend to devote the necessary time and effort to the business of the Fund and the Adviser to fulfill their respective responsibilities to the Fund and the Adviser. These individuals may continue to be involved in the activities of other investment advisers and investment management entities.

         Dr. Leeb and his wife are the sole indirect shareholders of Money Growth Institute, Inc., which in turn is a 49% partner in the Adviser. Mr. Ash is the controlling indirect shareholder of National Information Corporation, which in turn indirectly owns 100% of PF Funds Group, Inc., which is a 51% partner in the Adviser. There is an employment agreement between Dr. Leeb, Money Growth Institute, Inc., and the Adviser which expires on December 31, 1996. No assurance can be offered that a suitable replacement can be found for Dr. Leeb in the event of his physical or mental incapacity, or the possible termination of his relationship with the Adviser.


         The Board of Trustees has approved, and has recommended that shareholders of the Fund approve, an Agreement and Plan of Reorganization (the "Plan") pursuant to which the Fund will be reorganized into the MegaTrends Fund, a new series of the Accolade Funds, a Massachusetts business trust. The MegaTrends Fund will have the same investment objective and policies as the Fund. If the Plan is approved by shareholders, upon consummation of the reorganization, Fund shareholders will each receive shares of the MegaTrends Fund equal in value to the value of their Fund shares at the time of the reorganization. The Plan provides for the reorganization to be consummated on or about November 15, 1996. Following the reorganization, U.S. Global Investors, Inc.
will be responsible for the overall management of the business affairs of the MegaTrends Fund, and Money Growth Institute, Inc.
will furnish investment advice as sub-advisor to the Fund.  U.S.
Global Investors, Inc. serves as investment adviser to the United
Services Funds, a family of mutual funds with approximately $1.4 billion in assets. Frank E. Holmes is Chairman of the Board of Directors and Chief Executive Officer of U.S. Global Investments,
Inc. and its controlling shareholder.  As Portfolio Manager, Dr.
Leeb will be responsible for the day-to-day investment management of the MegaTrends Fund. Additional information about the Plan and the reorganization is contained in a prospectus/proxy statement on file with the Securities and Exchange Commission.
To obtain this prospectus/proxy statement, or a prospectus for the MegaTrends Fund, please call 1-800-524-LEEB.


INVESTMENT OBJECTIVES, INVESTMENT POLICIES AND RISK CONSIDERATIONS

         The primary investment objective of the Fund is to seek long-term capital appreciation consistent with the preservation of capital. Earning current income from dividends, interest and short-term capital gains is a secondary objective. The Fund is not intended to be a complete investment program, and there is no assurance that its investment objectives can be achieved. The Fund's investment objectives are fundamental and as such may not be changed without the affirmative vote of the holders of a majority of its outstanding shares. The term "majority" of the outstanding shares means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present at or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund. Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

         The Fund should be viewed essentially as an equity fund, since it is expected that, unless the Fund is in a defensive posture, most of its assets will be held in common stocks most of the time. The Fund, however, may from time to time have a significant portion, and possibly all, of its assets in obligations issued or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities ("U.S. Government obligations" described below) and corporate debt securities of various maturities. When the Adviser believes substantial price risks exist for common stocks because of uncertainties in the investment outlook or when, in the judgment of the Adviser, it is otherwise warranted in selling to manage the Fund's portfolio against the risks of a major stock market decline, the Fund may temporarily hold for defensive purposes all or a portion of its assets in money market instruments.

         The Adviser determines the asset composition of the Fund's portfolio primarily upon the basis of market timing techniques developed by Dr. Leeb and his staff. These techniques attempt to identify the degree of risk in holding stocks versus debt securities and/or versus money market instruments. Dr. Leeb and his staff have developed models over the years to assist him in assessing risk in the equity and debt markets. These models emphasize general economic and monetary factors and, to a lesser extent, trends in the equity and debt markets themselves.

         Investors should be aware that the investment results of the Fund depend upon the ability of the Adviser to correctly anticipate the relative performance and risk of stocks, debt securities and money market instruments. Historical evidence indicates that correctly timing portfolio allocations among these asset classes has been an extremely difficult investment strategy to implement successfully. While Dr. Leeb has substantial experience in applying market timing techniques, there can be no assurance that the Adviser will correctly anticipate relative asset class performance in the future on a consistent basis. Investment results would suffer, for example, if only a small portion of the Fund's assets were invested in stocks during a significant stock market advance or if a major portion were invested in stocks during a major decline.

         The stock selection approach within the equity sector of the Fund's portfolio can best be characterized in the vernacular of the investment business as a "value" orientation. That is, great emphasis is placed on "value" parameters, such as having a strong balance sheet, and/or having substantial free cash flow, and/or having a record of rising dividends, and/or having a high dividend yield. In addition, companies in whose equities the Fund may invest will predominantly have large capitalizations in terms of total market value. Usually, but not always, the stocks of such companies are traded on major stock exchanges. Such stocks are usually very liquid, but there may be periods when a particular stock or stocks in general become substantially less liquid. Such periods are usually, but not always, brief, and the Adviser will seek to minimize the overall liquidity risk of the Fund's portfolio. In addition, it is unlikely that the Fund would have more than a token amount of its assets, and in no case more than 5% of its net assets, in stocks with market capitalizations less than $300 million at the time of purchase. The Fund may invest in foreign companies through the purchase of sponsored American Depository Receipts (certificates of ownership issued by an American bank or trust company as a convenience to investors in lieu of the underlying shares which it holds in custody) or other securities of foreign issuers that are publicly traded in the United States. The Fund does not currently intend to invest more than 5% of its net assets in American Depository Receipts and other foreign securities.

         When the Fund has a portion of its assets in U.S. Government obligations or corporate debt securities, the maturities of these securities will be based in large measure both on the Adviser's perception as to general risk levels in the debt market versus the equity market, and on the Adviser's perception of the future trend and term structure of interest rates. Dr. Leeb with his staff has developed models that assist him in assessing risk in the debt markets and interest rate trends.

         "U.S. Government obligations" include securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. U.S. Treasury obligations include Treasury bills, Treasury notes and Treasury bonds. Agencies or instrumentalities established by the United States Government include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Student Loan Marketing Association, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the United States Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the United States Treasury.

         The Fund may also purchase corporate debt securities rated "B" or higher by Standard & Poor's Ratings Group or Moody's Investors Service, Inc., although the Fund does not hold, nor intend to invest, more than 5% of its net assets in corporate debt securities rated at least "B" but less than "A" by either of these two rating organizations. Lower-rated debt securities (commonly called "junk bonds") are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The Fund may also purchase debt securities on a when-issued basis, but the Fund does not currently intend to invest more than 5% of its net assets in such securities.

         Investments in equity and debt securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions, quality ratings and other factors beyond the control of the Adviser. Debt securities also are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise. As a result, the return and net asset value of the Fund will fluctuate.

         The money market instruments which the Fund may own from time to time include U.S. Government obligations having a maturity of less than one year, commercial paper rated A-1 by Standard & Poor's Ratings Group or Prime-1 by Moody's Investors Service, Inc., repurchase agreements collateralized by U.S. Government obligations, bank debt instruments (certificates of deposit, time deposits and bankers' acceptances) and other short-term instruments issued by domestic branches of U.S. financial institutions that are insured by the Federal Deposit Insurance Corporation and have assets exceeding $10 billion.

         Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, the Fund intends to enter into repurchase agreements only with its Custodian, banks having assets in excess of $10 billion and the largest and, in the Adviser's judgment, most creditworthy primary U.S. Government securities dealers. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Fund's Custodian at the Federal Reserve Bank. At the time the Fund enters into a repurchase agreement, the value of the collateral, including accrued interest, will equal or exceed the value of the repurchase agreement and, in the case of a repurchase agreement exceeding one day, the seller agrees to maintain sufficient collateral so that the value of the underlying collateral, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 10% of the value of the net assets of the Fund would be invested in such securities and other illiquid securities.

         The Fund may make short-term loans of its portfolio securities to banks, brokers and dealers, although the Fund has no present intention to do so.

         The Fund may borrow money from banks or as may be necessary for the clearance of securities transactions but only for emergency or extraordinary purposes in an amount not exceeding 5% of the Fund's total assets. The Fund's policy on borrowing is a fundamental policy which may not be changed without the affirmative vote of a majority of its outstanding shares.

         The Fund does not intend to use short-term trading as a primary means of achieving its investment objectives. However, the Fund's rate of portfolio turnover will depend on market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Adviser. Although the annual portfolio turnover rate of the Fund cannot be accurately predicted, it will likely be between 75% and 150%, but may be either higher or lower. High turnover involves correspondingly greater commission expenses and transaction costs and increases the possibility that the Fund would not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund will not qualify as a regulated investment company if it derives 30% or more of its gross income from gains (without offset for losses) from the sale or other disposition of securities held for less than three months. High turnover may result in the Fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains which the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes (see "Taxes").

HOW TO PURCHASE SHARES

         Your initial investment in the Fund ordinarily must be at least $2,500 ($250 for tax-deferred retirement plans). Shares of the Fund are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Fund. Purchase orders received by dealers prior to 4:00 p.m., Eastern time, on any business day and transmitted to the Fund's transfer agent, MGF Service Corp., by 5:00 p.m., Eastern time, that day are confirmed at the net asset value determined as of the close of the regular session of trading on the New York Stock Exchange on that day. It is the responsibility of dealers to transmit properly completed orders so that they will be received by MGF Service Corp. by 5:00 p.m., Eastern time. Dealers may charge a fee for effecting purchase orders. Direct purchase orders received by MGF Service Corp. by 4:00 p.m., Eastern time, are confirmed at that day's net asset value. Direct investments received by MGF Service Corp. after 4:00 p.m., Eastern time, and orders received from dealers after 5:00 p.m., Eastern time, are confirmed at the net asset value next determined on the following business day.

         You may open an account and make an initial investment in the Fund by sending a check and a completed account application form to MGF Service Corp., P.O. Box 5354, Cincinnati, Ohio 45201- 5354. Checks should be made payable to "The Leeb Personal Finance Fund." An account application is included with this Prospectus.

         The Fund mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not ordinarily issued, but you may receive a certificate without charge by sending a written request to MGF Service Corp. Certificates for fractional shares will not be issued. If a certificate has been issued to you, you will not be permitted to redeem shares by telephone or to use the automatic withdrawal plan as to those shares. The Fund and the Underwriter reserve the rights to limit the amount of investments and to refuse to sell to any person.

         Investors should be aware that the Fund's account application contains provisions in favor of the Fund, MGF Service Corp. and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone redemptions) made available to investors.

         Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or MGF Service Corp. in the transaction.

         You may also purchase shares of the Fund by wire. Please telephone MGF Service Corp. (Nationwide call toll-free 800-545- 0103) for instructions. You should be prepared to give the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, and the name of the bank which will wire the money.

         Your investment will be made at the net asset value next determined after your wire is received together with the account information indicated above. If the Fund does not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you are required to mail a completed account application to MGF Service Corp. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but MGF Service Corp. reserves the right to charge shareholders for this service upon thirty days' prior notice to shareholders.

         You may purchase and add shares to your account by mail or by bank wire. Checks should be sent to MGF Service Corp., P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable or endorsed to "The Leeb Personal Finance Fund." Bank wires should be sent as outlined above. You may also make additional investments at the Fund's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Fund reserves the right to impose such requirement.

SHAREHOLDER SERVICES

         Contact MGF Service Corp. (Nationwide call toll-free 800-545-0103) for additional information about the shareholder services described below.

Automatic Withdrawal Plan

         If the shares in your account have a value of at least $5,000, you may elect to receive, or may designate another person to receive, monthly or quarterly payments in a specified amount of not less than $50 each. There is no charge for this service.

Tax-Deferred Retirement Plans

         Shares of the Fund are available for purchase in connection with the following tax-deferred retirement plans:

--       Keogh Plans for self-employed individuals

-- Individual retirement account (IRA) plans for individuals and their non-employed spouses

-- Qualified pension and profit-sharing plans for employees, including those profit-sharing plans with a 401(k) provision

-- 403(b)(7) custodial accounts for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Internal Revenue Code

Direct Deposit Plans

         Shares of the Fund may be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable a shareholder to have all or a portion of his or her payroll or social security checks transferred automatically to purchase shares of the Fund.

Automatic Investment Plan

         You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account. The minimum initial and subsequent investments must be $50 under the plan. MGF Service Corp. pays the costs associated with these transfers, but reserves the right, upon thirty days' written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account which would reduce your return from an investment in the Fund.

HOW TO REDEEM SHARES

         You may redeem shares of the Fund on each day that the Fund is open for business. You will receive the net asset value per share next determined after receipt by MGF Service Corp. of your redemption request in the form described below. Payment is normally made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Fund by certified check or wire.

         By Telephone. You may redeem shares by telephone. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call MGF Service Corp. (Nationwide call toll-free 800-545-0103). The redemption proceeds will normally be sent by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

         The telephone redemption privilege is automatically available to all shareholders. You may change the bank or brokerage account which you have designated under this procedure at any time by writing to MGF Service Corp. with your signature guaranteed by any eligible guarantor institution (including banks, brokers and dealers, municipal securities brokers and dealers, government securities brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form. Contact MGF Service Corp. to obtain this form. Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.

         Neither the Fund, MGF Service Corp., nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The Fund or MGF Service Corp., or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Fund and/or MGF Service Corp. do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

         By Mail. You may redeem any number of shares from your account by sending a written request to MGF Service Corp. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Fund's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any of the eligible guarantor institutions outlined above.

         Written redemption requests may also direct that the proceeds be deposited directly in the bank account or brokerage account designated on your account application for telephone redemptions. Proceeds of redemptions requested by mail are normally mailed within three business days following receipt of instructions in proper form.

          Through Broker-Dealers. You may also redeem shares by placing a wire redemption request through a securities broker or dealer. Unaffiliated broker-dealers may impose a fee on the shareholder for this service. You will receive the net asset value per share next determined after receipt by the Fund or its agent of your wire redemption request. It is the responsibility of broker-dealers to promptly transmit wire redemption orders.

         Additional Redemption Information. If your instructions request a redemption by wire, you will be charged an $8 processing fee by the Fund's Custodian. The Fund reserves the right, upon thirty days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

         Redemption requests may direct that the proceeds be deposited directly in your account with a commercial bank or other depository institution via an Automated Clearing House (ACH) transaction. There is currently no charge for ACH transactions. Contact MGF Service Corp. for more information about ACH transactions.

         If a certificate for shares of the Fund was issued, it must be delivered to MGF Service Corp., or the dealer in the case of a wire redemption, duly endorsed or accompanied by a duly endorsed stock power, with the signature guaranteed by any of the eligible guarantor institutions outlined above.

         At the discretion of the Fund or MGF Service Corp., corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Fund reserves the right to require you to close your account if at any time the value of your shares is less than $2,500 (based on actual amounts invested, unaffected by market fluctuations), or $250 in the case of tax-deferred retirement plans, or such other minimum amount as the Fund may determine from time to time. After notification to you of the Fund's intention to close your account, you will be given sixty days to increase the value of your account to the minimum amount.

         The Fund reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission.

DIVIDENDS AND DISTRIBUTIONS

         The Fund expects to distribute substantially all of its net investment income, if any, on a semiannual basis. The Fund expects to distribute any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains.

         Distributions are paid according to one of the following options:

         Share Option -                 income distributions and capital gains
                                        distributions reinvested in additional
                                        shares.

         Income Option -                income distributions and short-term
                                        capital gains distributions paid in
                                        cash; long-term capital gains
                                        distributions reinvested in additional
                                        shares.

         Cash Option -                  income distributions and
                                        capital gains distributions paid
                                        in cash.

         You should indicate your choice of option on your application. If no option is specified on your application, distributions will automatically be reinvested in additional shares. All distributions will be based on the net asset value in effect on the payable date.

         If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option.

TAXES

         The Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. The Fund intends to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Distributions of net investment income as well as from net realized short-term capital gains, if any, are taxable to investors as ordinary income. Dividends distributed by the Fund from net investment income may be eligible, in whole or in part, for the dividends received deduction available to corporations. Distributions of net realized long-term capital gains are taxable as long-term capital gains regardless of how long you have held your Fund shares. Redemptions of shares of the Fund are taxable events on which a shareholder may realize a gain or loss.

         The Fund will mail to each of its shareholders a statement indicating the amount and federal income tax status of all distributions made during the year. In addition to federal taxes, shareholders of the Fund may be subject to state and local taxes on distributions. Shareholders should consult their tax advisors about the tax effect of distributions and withdrawals from the Fund and the use of the Automatic Withdrawal Plan. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares.

OPERATION OF THE FUND

         The Fund is a diversified series of Leeb Personal FinanceTM Investment Trust, an open-end management investment company organized as an Ohio business trust on August 19, 1991. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, various organizations are retained to perform specialized services for the Fund.


         The Fund is responsible for the payment of all operating expenses, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Fund, fees and expenses of members of the Board of Trustees who are not interested persons of the Fund, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Fund's officers and Trustees with respect thereto. For the fiscal year ended June 30, 1996, total expenses of the Fund (net of waivers by the Adviser of advisory fees payable) were 1.50% of the Fund's average net assets.


         The Fund has retained MGF Service Corp., P.O. Box 5354, Cincinnati, Ohio, to serve as its transfer agent, dividend paying agent and shareholder service agent. MGF Service Corp. is a subsidiary of Leshner Financial, Inc., of which Robert H. Leshner is the controlling shareholder.

         MGF Service Corp. also provides accounting and pricing services to the Fund. MGF Service Corp. receives $3,400 per month from the Fund for calculating daily net asset value per share and maintaining such books and records as are necessary to enable it to perform its duties.

         In addition, MGF Service Corp. has been retained to provide administrative services to the Fund. In this capacity, MGF Service Corp. supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. The Fund pays MGF Service Corp. a fee for these administrative services at the annual rate of .2% of the average value of its daily net assets up to $100,000,000, .175% of such assets from $100,000,000 to $200,000,000 and .15% of such assets in excess of
$200,000,000; provided, however, that the minimum fee is $1,000 per month.

          Brimberg & Co., L.P., 45 Rockefeller Plaza, New York, New York (the "Underwriter"), serves as principal underwriter for the Fund and, as such, is the exclusive agent for the distribution of shares of the Fund. Although the Underwriter receives no direct compensation from the Fund for serving as principal underwriter, the Underwriter executes securities transactions on a "best execution" basis for the Fund's portfolio securities. Francis A. Mlynarczyk, Jr., Executive Vice President of the Fund and Chief Administrative Officer of the Adviser, is a general partner in the Underwriter. Money Growth Institute, Inc., a partner in the Adviser, is among the limited partners in the Underwriter.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its objective of seeking best execution of portfolio transactions, the Adviser may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions of the Fund. Subject to the requirements of the Investment Company Act of 1940 and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the

Fund, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Fund, the Adviser or the Underwriter.

         Shares of the Fund have equal voting rights and liquidation rights. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Fund does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Fund's outstanding shares. The Fund will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 in order to facilitate communications among shareholders.

CALCULATION OF SHARE PRICE

         On each day that the Fund is open for business, the share price (net asset value) of the Fund's shares is determined as of the close of the regular session of trading on the New York Stock Exchange, currently 4:00 p.m., Eastern time. The Fund is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in the Fund's investments that its net asset value might be materially affected. The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.

         U.S. Government obligations are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities. Other portfolio securities are valued as follows: (i) securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price, (ii) securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the last bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, (iii) securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (iv) securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The net asset value per share of the Fund will fluctuate with the value of the securities it holds.

PERFORMANCE INFORMATION

         From time to time, the Fund may advertise its "average annual total return." The Fund may also advertise "yield." Both yield and average annual total return figures are based on historical earnings and are not intended to indicate future performance.

         The "average annual total return" of the Fund refers to the average annual compounded rates of return over the most recent 1, 5 and 10 year periods or, where the Fund has not been in operation for such period, over the life of the Fund (which periods will be stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of "average annual total return" assumes the reinvestment of all dividends and distributions. The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from "average annual total return." A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation of total return may also indicate average annual compounded rates of return over periods other than those specified for "average annual total return." A nonstandardized quotation of total return will always be accompanied by the Fund's "average annual total return" as described above.

         The "yield" of the Fund is computed by dividing the net investment income per share earned during a thirty-day (or one month) period stated in the advertisement by the net asset value per share on the last day of the period (using the average number of shares entitled to receive dividends). The yield formula assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.

         From time to time the Fund may advertise its performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc. ("Lipper"), or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Fortune or Morningstar Mutual Fund Values. The Fund may also compare its performance to that of other selected mutual funds, averages of the other mutual funds within its category as determined by Lipper, or recognized indicators such as the Dow Jones Industrial Average and the Standard & Poor's 500 Stock

Index. In connection with a ranking, the Fund may provide additional information, such as the particular category of funds to which the ranking relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of fee waivers and/or expense reimbursements, if any. The Fund may also present its performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends.

         Further information about the Fund's performance is contained in the Fund's annual report which can be obtained by shareholders at no charge by calling toll-free 800-545-0103 or by writing to the Fund at the address on the front of this Prospectus.

THE LEEB PERSONAL FINANCETM FUND

Board of Trustees
Allie P. Ash, Jr.
Paul W. Halter
Stephen Leeb
Joel Novak
Dr. L. Noah Shaw

Investment Adviser
LEEB INVESTMENT ADVISORS
1101 King Street, Suite 400
Alexandria, Virginia 22314


Underwriter
BRIMBERG & CO., L.P.
45 Rockefeller Plaza, Suite 2570
New York, New York 10111


Transfer Agent
MGF SERVICE CORP.
P.O. Box 5354
Cincinnati, Ohio  45201-5354

Shareholder Service
Nationwide: (Toll-Free) 800-545-0103

Fund Inquiries
Nationwide: (Toll-Free) 800-224-LEEB

         No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Fund. This Prospectus does not constitute an offer by the Fund to sell shares in any State to any person to whom it is unlawful for the Fund to make such offer in such State.

Personal Finance is a registered trademark of KCI Communications, Inc.

                   LEEB PERSONAL FINANCETM INVESTMENT TRUST

                      STATEMENT OF ADDITIONAL INFORMATION

                               November 1, 1996

                       The Leeb Personal FinanceTM Fund

         This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of The Leeb Personal FinanceTM Fund dated November 1, 1996. A copy of the Fund's Prospectus can be obtained by writing the Fund at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202-4094, or by calling the Fund nationwide toll-free 800-545-0103.

                      STATEMENT OF ADDITIONAL INFORMATION

                   Leeb Personal FinanceTM Investment Trust
                         312 Walnut Street, 21st Floor
                          Cincinnati, Ohio 45202-4094

                               TABLE OF CONTENTS

                                                             PAGE

THE FUND. . . . . . . . . . . . . . . . . . . . . . . . . . .   3

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS. . . . . . . .    3

QUALITY RATINGS OF CORPORATE BONDS. . . . . . . . . . . . . .   9

INVESTMENT LIMITATIONS. . . . . . . . . . . . . . . . . . . .  11

TRUSTEES AND OFFICERS. . . . . . . . . . . . . . . . . . . .   13

THE INVESTMENT ADVISER. . . . . . . . . . . . . . . . . . . .  16

THE UNDERWRITER . . . . . . . . . . . . . . . . . . . . . . .  17

SECURITIES TRANSACTIONS . . . . . . . . . . . . . . . . . . .  18

PORTFOLIO TURNOVER . . . . . . . . . . . . . . . . . . . . .   20

CALCULATION OF SHARE PRICE . . . . . . . . . . . . . . . . .   20

TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . .   20

REDEMPTION IN KIND . . . . . . . . . . . . . . . . . . . . .   22

HISTORICAL PERFORMANCE INFORMATION . . . . . . . . . . . . .   22

CUSTODIAN . . . . . . . . . . . . . ..  . . . . . . . . . . .  24

AUDITORS. . . . . . . . . . . . . . . . . . . . . . . . . . .  24

MGF SERVICE CORP. . . . . . . . . . . . . . . . . . . . . . .  25

ANNUAL REPORT . . . . . . . . . . . . . . . . . . . . . . . .  25

THE FUND

         Leeb Personal FinanceTM Investment Trust (the "Trust") was organized as an Ohio business trust on August 19, 1991. The Trust currently offers one series of shares to investors, The Leeb Personal FinanceTM Fund (the "Fund").

         Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of the Fund into a greater or lesser number of shares of the Fund so long as the proportionate beneficial interest in the assets belonging to the Fund are in no way affected. In case of any liquidation of the Fund, the holders of shares of the Fund will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to the Fund. No shareholder is liable to further calls or to assessment by the Fund without his express consent.

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS

         A more detailed discussion of some of the terms used and investment policies described in the Prospectus (see "Investment Objectives, Investment Policies and Risk Considerations") appears below:

         Majority. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund.

         Commercial Paper. Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Fund will only invest in commercial paper rated A-1 by Standard & Poor's Ratings Group or Prime-1 by Moody's Investors Service, Inc. or unrated paper of issuers who have outstanding unsecured debt rated AA or better by Standard & Poor's or Aa or better by Moody's. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Fund's restriction on illiquid investments (see "Investment Limitations") unless, in the judgment of the Adviser, such note is liquid.

          The rating of Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1. Commercial paper rated A (highest quality) by Standard & Poor's Ratings Group has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1.

         Bank Debt Instruments. Bank debt instruments in which the Fund may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The Fund will only invest in bankers' acceptances of banks having a short-term rating of A-1 by Standard & Poor's Ratings Group or Prime-1 by Moody's Investors Service, Inc. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. The Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 10% of the value of its net assets would be invested in such securities and other illiquid securities.

         When-Issued Securities. The Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities. In addition, the Fund may purchase securities on a when-issued basis only if delivery and payment for the securities takes place within 120 days after the date of the transaction. In connection with these investments, the Fund will direct the Custodian to place cash, U.S. Government obligations or high-grade debt instruments in a segregated account in an amount sufficient to make payment for the securities to be purchased. When a segregated account is maintained because the Fund purchases securities on a when-issued basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of the Fund's commitments to purchase securities on a when-issued basis. To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions. Securities purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher returns, the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will experience greater fluctuation. The purchase of securities on a when-issued basis may involve a risk of loss if the broker-dealer selling the securities fails to deliver after the value of the securities has risen.

         When the time comes for the Fund to make payment for securities purchased on a when-issued basis, the Fund will do so by using then available cash flow, by sale of the securities held in the segregated account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued basis themselves (which may have a market value greater or less than the Fund's payment obligation). Although the Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, the Fund may sell these securities before the settlement date if it is deemed advisable by the Adviser as a matter of investment strategy.

         Repurchase Agreements. Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, the Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Fund's Custodian at the Federal Reserve Bank. The Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 10% of the value of its net assets would be invested in such securities and other illiquid securities.

         Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must be of a credit quality at least equal to the Fund's investment criteria for portfolio securities and will be held by the Custodian or in the Federal Reserve Book Entry System.

         For purposes of the Investment Company Act of 1940, a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements
                                                      - 30 -
by analyzing the creditworthiness of the obligor, in this case, the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

         Loans of Portfolio Securities. The Fund may make short-term loans of its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes the Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash or U.S. Government obligations, with the Fund's Custodian in an amount at least equal to the market value of the loaned securities. It is the Fund's policy, which may not be changed without the affirmative vote of a majority of its outstanding shares, that such loans will not be made if as a result the aggregate of all outstanding loans exceeds 25% of the value of the Fund's total assets.

          Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. The Fund receives amounts equal to the dividends or interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The Fund may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Adviser or any affiliated person of the Fund or an affiliated person of the Adviser or other affiliated person. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

         Foreign Securities. Subject to the Fund's investment policies and quality standards, the Fund may invest in the securities (payable in U.S. dollars) of foreign issuers. Because the Fund may invest in foreign securities, investment in the Fund involves risks that are different in some respects from an investment in a fund which invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in United States markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States.

         Warrants and Rights. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Fund may purchase warrants and rights, provided that the Fund does not invest more than 5% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities. Of such 5%, no more than 2% of the Fund's assets at the time of purchase may be invested in warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange.

QUALITY RATINGS OF CORPORATE BONDS

         The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group for corporate bonds in which the Fund may invest are as follows:

         Moody's Investors Service, Inc.

         Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Standard & Poor's Ratings Group

         AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

         AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

         A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

         BB and B - Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and B the higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         Risk Factors of Lower-Rated Securities:

         Lower-rated debt securities (commonly called "junk bonds") may be subject to certain risk factors to which other securities are not subject to the same degree. An economic downturn tends to disrupt the market for lower-rated bonds and adversely affect their values. Such an economic downturn may be expected to result in increased price volatility of lower-rated bonds and of the value of the Fund's shares, and an increase in issuers' defaults on such bonds.

         Also, many issuers of lower-rated bonds are substantially leveraged, which may impair their ability to meet their obligations. In some cases, the securities in which the Fund invests are subordinated to the prior payment of senior indebtedness, thus potentially limiting the Fund's ability to recover full principal or to receive payments when senior securities are in default.

         The credit rating of a security does not necessarily address its market value risk. Also, ratings may, from time to time, be changed to reflect developments in the issuer's financial condition. Lower-rated securities held by the Fund have speculative characteristics which are apt to increase in number and significance with each lower rating category.

         When the secondary market for lower-rated bonds becomes increasingly illiquid, or in the absence of readily available market quotations for lower-rated bonds, the relative lack of reliable, objective data makes the responsibility of the Trustees to value such securities more difficult, and judgment plays a greater role in the valuation of portfolio securities. Also, increased illiquidity of the market for lower-rated bonds may affect the Fund's ability to dispose of portfolio securities at a desirable price.

         In addition, if the Fund experiences unexpected net redemptions, it could be forced to sell all or a portion of its lower-rated bonds without regard to their investment merits, thereby decreasing the asset base upon which the Fund's expenses can be spread and possibly reducing the Fund's rate of return. Also, prices of lower-rated bonds have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments. Certain laws or regulations may have a material effect on the Fund's investments in lower-rated bonds.

INVESTMENT LIMITATIONS

         The Fund has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. The Fund may not:

         1. Invest in securities of any one issuer if immediately after and as a result of such investment more than 5% of the total assets of the Fund, at market value, would be invested in the securities of such issuer. This restriction does not apply to investment in securities of the United States Government, its agencies or instrumentalities.

         2. Purchase more than 10% of the outstanding voting securities, or any class of securities, of any one issuer. This restriction does not apply to investment in securities of the United States Government, its agencies or instrumentalities.

         3. Invest more than 25% of its total assets in the securities of issuers in any particular industry. This restriction does not apply to investment in securities of the United States Government, its agencies or instrumentalities.

         4. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.

         5. Purchase or sell commodities or real estate. However, the Fund may invest in publicly traded securities secured by real estate or issued by companies which invest in real estate or real estate interests.

         6. Purchase securities on margin, make short sales of securities or maintain a short position, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. This restriction on short sales does not apply to short sales "against the box" (i.e., when the Fund owns or is long on the securities sold short).

         7. Lend money, except by engaging in repurchase agreements or by purchasing publicly distributed or privately placed debt obligations in which the Fund may invest consistent with its investment objectives and policies. The Fund may make loans of its portfolio securities in an aggregate amount not exceeding 25% of its total assets, provided that such loans are collateralized by cash or cash equivalents or U.S. Government obligations in an amount equal to the market value of the securities loaned, marked to market on a daily basis.

         8. Borrow money, except for i) temporary bank borrowings not in excess of 5% of the value of the Fund's total assets for emergency or extraordinary purposes or ii) short-term credits not in excess of 5% of the value of the Fund's total assets as may be necessary for the clearance of securities transactions.

         9. Issue senior securities as defined in the Investment Company Act of 1940, as amended, or mortgage, pledge, hypothecate or in any way transfer as security for indebtedness any securities owned or held by the Fund except as may be necessary in connection with borrowings described in (8) above, and then not exceeding 10% of the Fund's total assets, taken at the lesser of cost or market value.

         10. Underwrite securities of other issuers except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

         11. Invest more than 10% of its net assets in securities which are illiquid.

         12.      Invest in oil, gas or other mineral leases.

         13. Invest more than 5% of its net assets in warrants and will not invest more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchange. This restriction does not apply to investment in warrants acquired in units or attached to securities.

         With respect to the percentages adopted by the Fund as maximum limitations on the Fund's investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

         The Fund has never pledged, mortgaged or hypothecated the assets of the Fund, and the Fund presently intends to continue this policy. The Fund has never made, nor does it presently intend to make, short sales of securities "against the box" as described in investment limitation 6. The Fund has never made, nor does it presently intend to make, loans of its portfolio securities. The statements of intention in this paragraph reflect nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

TRUSTEES AND OFFICERS



         The following is a list of the Trustees and executive officers of the Fund and their aggregate compensation from the Fund for the fiscal year ended
June 30, 1996. Each Trustee who is an "interested person" of the Fund, as defined by the Investment Company Act of 1940, is indicated by an asterisk.

NAME                                  AGE    POSITION HELD                                COMPENSATION
*Allie P. Ash, Jr.                    50     Chairman of the Board/ Trustee                  $    0
 Paul W. Halter                       52     Trustee                                          5,000
*Stephen Leeb                         50     President/Trustee                                    0
 Joel Novak                           56     Trustee                                          5,000
 Dr. L. Noah Shaw                     55     Trustee                                          5,000
 Francis A. Mlynarczyk, Jr.           53     Executive Vice President                             0
 Robert G. Dorsey                     39     Vice President                                       0
 John F. Splain                       40     Secretary                                            0
 Mark J. Seger                        34     Treasurer                                            0

*    Allie P. Ash, Jr. and Stephen Leeb, as affiliated persons of
     Leeb Investment Advisors, the Fund's investment adviser, are "interested persons" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

         The principal occupations of the Trustees and executive officers of the Fund during the past five years are set forth below:

         ALLIE P. ASH, JR., 1101 King Street, Suite 400, Alexandria, Virginia, is President of Leeb Investment Advisors and is President and a director of Parent Company, Inc. (a holding company) and its direct and indirect subsidiaries, National Information Corporation (a publishing holding company), NIC Financial, Inc. (a holding company) and PF Funds Group, Inc. (a general partner of the Adviser). He is also President and a director of KCI Communications, Inc. (a subsidiary of National Information Corporation and publisher of Personal Finance, The Big Picture and Special Alert Bulletin); Executive Vice President and a director of National Institute of Business Management, Inc. (a newsletter publisher and a subsidiary of National Information Corporation); President and a director of Washington Motor Sports, Inc. (a sports marketing company and a subsidiary of National Information Corporation); Executive Vice President and a director of Financial Services Associates, Inc. (a newsletter publisher and a subsidiary of National Information Corporation); Executive Vice President and a director of Wellness Communications, Inc. (a newsletter publisher and a subsidiary of National Information Corporation); Executive Vice President and a director of Management Reports Division, Inc. (a newsletter publisher and a subsidiary of National Information Corporation); and a director of MPL Communications, Inc. (a newsletter publisher). Prior to June 1992, he was President and a director, Free Enterprise, Inc. (a newsletter publisher and a subsidiary of National Information Corporation); President, Ancillary Marketing Services, Inc. (a newsletter publisher and a subsidiary of Free Enterprise, Inc.); President and a director, Careers Information, Inc. (a newsletter publisher and a subsidiary of National Information Corporation); Executive Vice President and a director, RIEIC, Inc. (a newsletter publisher and a subsidiary of National Information Corporation); Executive Vice President and a director, Special Reports and Book Division, Inc. (a book publisher and a subsidiary of National Information Corporation); and Executive Vice President and a director, SMASH, Inc. (a newsletter publisher and a subsidiary of National Information Corporation).


         PAUL W. HALTER, 21 Fern Hill Road, Kennett Square,
Pennsylvania, has served in various capacities for E.I. DuPont de
Nemours & Co., Inc. (a chemical company) for twenty-nine years and is currently Director, Corporate Plans.

         DR. STEPHEN LEEB, Ph.D., 45 Rockefeller Plaza, Suite 2570, New York, New York, is Chief Investment Officer of the Adviser and is President and a director of Money Growth Institute, Inc. (a general partner of the Adviser) and Leeb Lines, Inc. (a holding company). He is also President of Leeb Research Consultants, Inc., and serves as editor of Personal Finance, The Big Picture and Special Alert Bulletin (newsletters which are published by KCI Communications, Inc.).

         JOEL NOVAK, 350 Park Avenue, 20th Floor, New York, New York, is Managing Director of Veronis, Suhler & Associates, Inc. (an investment banking firm). He is also a director of Mill Hollow
Corp. (a publishing company). Prior to September 1992, he was President of Electronic News Publishing Co. (a publishing company). Prior to December 1991, he was President of Goldhirsh
Group (a publishing company) and a director of INC. Magazine.

         DR. L. NOAH SHAW, 35 West 90th Street, New York, New York, is a psychiatrist in private practice.


         FRANCIS A. MLYNARCZYK, JR., 45 Rockefeller Plaza, Suite 2570, New York, New York, is the Chief Administrative Officer of the Adviser. He is the Chairman, President and a director of Prospect Advisors, Inc. and is a general partner of Brimberg & Co., L.P. (a registered broker-dealer and the Fund's principal underwriter). He is also general partner of President Street Fund, L.P. (an investment limited partnership).

         ROBERT G. DORSEY, 312 Walnut Street, Cincinnati, Ohio, is President and Treasurer of MGF Service Corp. (a registered transfer agent) and Treasurer of Midwest Group Financial
Services, Inc. (a registered broker-dealer and investment adviser) and Leshner Financial, Inc. (a financial services company and parent of MGF Service Corp. and Midwest Group
Financial Services, Inc.).  He is also Vice President of
Brundage, Story and Rose Investment Trust, PRAGMA Investment
Trust, Capitol Square Funds, Markman MultiFund Trust and
Maplewood Investment Trust and Assistant Vice President of
Fremont Mutual Funds, Inc., Schwartz Investment Trust, The
Tuscarora Investment Trust and Williamsburg Investment Trust (all of which are registered investment companies).

         JOHN F. SPLAIN, 312 Walnut Street, Cincinnati, Ohio, is Secretary and General Counsel of MGF Service Corp., Midwest Group Financial Services, Inc. and Leshner Financial, Inc. He is also Secretary of Midwest Trust, Midwest Group Tax Free Trust, Midwest Strategic Trust, Brundage, Story and Rose Investment Trust, PRAGMA Investment Trust, Markman MultiFund Trust, The Tuscarora Investment Trust, Maplewood Investment Trust and Williamsburg Investment Trust and Assistant Secretary of Schwartz Investment Trust, Capitol Square Funds, and Fremont Mutual Funds, Inc. (all of which are registered investment companies).

         MARK J. SEGER, C.P.A., 312 Walnut Street, Cincinnati, Ohio, is Vice President of Leshner Financial, Inc. and MGF Service Corp. He is also Treasurer of Midwest Trust, Midwest Group Tax Free Trust, Midwest Strategic Trust, Brundage, Story and Rose Investment Trust, PRAGMA Investment Trust, Capitol Square Funds, Markman MultiFund Trust, Maplewood Investment Trust and Williamsburg Investment Trust, Assistant Treasurer of Schwartz Investment Trust and The Tuscarora Investment Trust and Assistant Secretary of Fremont Mutual Funds, Inc.

         As of October 15, 1996, the Trustees and officers of the Fund as a group owned of record or beneficially less than 1% of the outstanding shares of the Fund.


THE INVESTMENT ADVISER

         Leeb Investment Advisors (the "Adviser") is the Fund's investment manager. Dr. Leeb, Mr. Ash and Mr. Mlynarczyk, as employees of the Adviser, may directly or indirectly receive benefits from the advisory fees paid to the Adviser. Dr. Leeb and his wife are the sole shareholders of Leeb Lines, Inc., which is the sole shareholder of Money Growth Institute, Inc., a 49% partner in the Adviser. Mr. Ash is the controlling shareholder of Parent Company, Inc., which controls National Information Corporation whose wholly owned subsidiary, NIC Financial, Inc., in turn owns 100% of PF Funds Group, Inc., a 51% partner in the Adviser.


         Under the terms of the investment advisory agreement between the Fund and the Adviser, the Adviser manages the Fund's investments. The Fund pays the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1% of its average daily net assets. The rate of this fee is higher than that paid by most mutual funds. For the fiscal years ended June 30, 1996, 1995 and 1994, the Fund paid advisory fees of $127,519 (net of voluntary fee waivers of $177,359), $204,936 (net of voluntary fee waivers of $190,271) and $371,602
(net of voluntary fee waivers of $166,130), respectively.


         The Fund is responsible for the payment of all expenses incurred in connection with the organization, registration of shares and operations of the Fund, including such extraordinary or non-recurring expenses as may arise, such as litigation to which the Fund may be a party. The Fund may have an obligation to indemnify the Fund's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The Adviser pays from its own resources promotional expenses in connection with the distribution of the Fund's shares. The compensation and expenses of any officer, Trustee or employee of the Fund who is an officer or employee of the Adviser are paid by the Adviser, except that the Fund reimburses all officers and Trustees, including those who may be officers or employees of the Adviser, for actual reasonable out-of-pocket costs related to attending meetings of the Fund's Trustees.

         By its terms, the Fund's investment advisory agreement will remain in force from year to year subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Fund, by a vote cast in person at a meeting called for the purpose of voting such approval. The Fund's investment advisory agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by the Adviser. The investment advisory agreement automatically terminates in the event of its assignment, as defined by the Investment Company Act of 1940 and the rules thereunder.

         The Adviser will reimburse the Fund to the extent that the expenses of the Fund for any fiscal year exceed the applicable expense limitations imposed by state securities administrators, as such limitations may be lowered or raised from time to time. The most restrictive limitation is presently 2.5% of the first $30 million of average daily net assets, 2% of the next $70 million of average daily net assets and 1.5% of average daily net assets in excess of $100 million. If any such reimbursement is required, the payment of the advisory fee at the end of any month will be reduced or postponed or, if necessary, a refund will be made to the Fund at the end of such month. Certain expenses such as brokerage commissions, if any, taxes, interest, extraordinary items and other expenses subject to approval of state securities administrators are excluded from such limitations. If the expenses of the Fund approach the applicable limitation in any state, the Fund will consider the various actions that are available to it, including suspension of sales to residents of that state.

         The name "Leeb" is a property right of Dr. Leeb and the name "Personal Finance" is a property right of KCI Communications, Inc. Either or both may use their respective names in other connections and for other purposes, including in the name of other investment companies. The Fund has agreed to discontinue any use of the names "Leeb" or "Personal Finance" if the Adviser ceases to be employed as the Fund's investment manager.

THE UNDERWRITER

         Brimberg & Co., L.P. (the "Underwriter") is the principal underwriter of the Fund and, as such, the exclusive agent for distribution of shares of the Fund. The Underwriter is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

         The general partners of the Underwriter are Jack S. Brimberg and Mr. Mlynarczyk, Executive Vice President of the Fund and
Chief Administrative Officer of the Adviser.  Money Growth
Institute, Inc., a partner in the Adviser, is among the limited partners of the Underwriter.

                                                     - 41 -
                                                      - 41 -

         The Adviser may compensate dealers, including the Underwriter and its affiliates, based on sales of shares of the Fund to clients of the dealer or based on the average balance of all accounts in the Fund for which the dealer is designated as the party responsible for the account.

SECURITIES TRANSACTIONS


         Decisions to buy and sell securities for the Fund and the placing of the Fund's securities transactions and negotiation of commission rates where applicable are made by the Adviser and are subject to review by the Board of Trustees of the Fund. In the purchase and sale of portfolio securities, the Adviser seeks best execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. For the fiscal years ended June 30, 1996, 1995 and 1994, the Fund paid brokerage commissions of $120,408, $95,561 and $135,045, respectively.


         Generally, the Fund attempts to deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, portfolio securities for the Fund may be purchased directly from the issuer.

         The Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Fund and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Fund and to accounts over which it exercises investment discretion.

         Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Fund and the Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Fund effects securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Fund.


         The Fund has no obligation to deal with any broker or dealer in the execution of securities transactions. However, the Underwriter and other affiliates of the Fund, the Adviser or the Underwriter may effect securities transactions which are executed on a national securities exchange or transactions in the over-the-counter market conducted on an agency basis. During the fiscal year ended June 30, 1996, the Fund paid to the Underwriter brokerage commissions of $120,408 (which equals 100% of the total brokerage commissions paid by the Fund) for effecting 100% of the Fund's portfolio transactions involving the payment of brokerage commissions. During the fiscal years ended June 30, 1995 and 1994, the Fund paid to the Underwriter brokerage commissions of $94,361 and $135,045, respectively. During the fiscal year ended June 30, 1995, the Fund paid to Midwest Group Financial Services, Inc. brokerage commissions of $1,200. Midwest Group Financial Services, Inc. may be deemed to be an affiliate of the Fund by reason of having certain officers in common. The Fund will not effect any brokerage transactions in its portfolio securities with the Underwriter or Midwest Group Financial Services, Inc. if such transactions would be unfair or unreasonable to its shareholders. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Fund does not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted from time to time with other firms. Neither the Underwriter nor affiliates of the Fund, the Adviser or the Underwriter will receive reciprocal brokerage business as a result of the brokerage business transacted by the Fund with other brokers.


Code of Ethics. The Fund, the Adviser and the Underwriter have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940. The code significantly restricts the personal investing activities of all employees of the Adviser and, as described below, imposes additional, more onerous, restrictions on investment personnel of the Adviser. The Code requires that all employees of the Adviser preclear any personal securities investment (with limited exceptions, such as U.S. Government obligations). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by the Fund. The substantive restrictions applicable to investment personnel of the Adviser include a ban on acquiring any securities in an initial public offering and a prohibition from profiting on short-term trading in securities. Furthermore, the Code provides for trading "blackout periods" which prohibit trading by investment personnel of the Adviser within periods of trading by the Fund in the same (or equivalent) security.

PORTFOLIO TURNOVER

         The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one year period.


         Generally, the Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate. For the fiscal years ended June 30, 1996 and 1995, the Fund's portfolio turnover rate was 115% and 163%, respectively.


CALCULATION OF SHARE PRICE

         The share price (net asset value) of the shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each day the Fund is open for business. The Fund is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Fund may also be open for business on other days in which there is sufficient trading in the Fund's portfolio securities that its net asset value might be materially affected. For a description of the methods used to determine the share price, see "Calculation of Share Price" in the Prospectus.

TAXES

         The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the Statement of Additional Information includes additional information concerning federal taxes.

         The Fund has qualified and intends to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify the Fund must, among other things,
(i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; (ii) derive less than 30% of its gross income in each taxable year from the sale or other disposition of the following assets held for less than three months: (a) stock or securities, (b) options, futures or forward contracts not directly related to its principal business of investing in stock or securities; and (iii) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).


         The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.


         A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

         The Fund is required to withhold and remit to the U.S. Treasury a portion (31%) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding.

REDEMPTION IN KIND

         Under unusual circumstances, when the Board of Trustees deems it in the best interests of the Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. If any such redemption in kind is to be made, the Fund intends to make an election pursuant to Rule 18f-1 under the Investment Company Act of 1940. This election will require the Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90 day period for any one shareholder. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

HISTORICAL PERFORMANCE INFORMATION

         From time to time, the Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                  P (1 + T)n = ERV

Where:

P =               a hypothetical initial payment of $1,000
T =               average annual total return
n =               number of years
ERV =             ending redeemable value of a hypothetical $1,000
                  payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions. If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated. The average annual total returns of the Fund for the periods ended June 30, 1995 are as follows:


                  1 year                                   17.10%
                  Since inception (October 21, 1991)        8.37%


         The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. The Fund's total returns as calculated in this manner for each fiscal year since inception are as follows:


                                    Period Ended
                                    ------------
                                    June 30, 1992                  5.50%*
                                    June 30, 1993                  6.79%
                                    June 30, 1994                 (1.50%)
                                    June 30, 1995                 12.20%
                                    June 30, 1996                 17.10%

*  From date of initial public offering on October 21, 1991

A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. For example, the Fund's average annual compounded rate of return for the three years ended June 30, 1996 was 8.67%. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.


         From time to time the Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                         Yield = 2[(a-b/cd + 1)6 - 1]

Where:

a =      dividends and interest earned during the period
b =      expenses accrued for the period (net of reimbursements)
c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The yield of the Fund for June 1996 was 0.59%.

         The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

         To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance. Advertisements may also compare performance (using the calculation methods set forth in the Prospectus) to performance as reported by other investments, indices and averages. When advertising current ratings or rankings, the Fund may use the following publications or indices to discuss or compare Fund performance:

         Lipper Mutual Fund Performance Analysis measures total return and average current yield for the mutual fund industry and ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales loads. The Fund may provide comparative performance information appearing in the Growth Funds category. In addition, the Fund may use comparative performance information of relevant indices, including the S&P 500 Index and the Dow Jones Industrial Average. The S&P 500 Index is an unmanaged index of 500 stocks, the purpose of which is to portray the pattern of common stock price movement. The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely held stocks listed on the New York Stock Exchange.

         In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

CUSTODIAN

         The Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio, has been retained to act as Custodian for the Fund's investments. The Fifth Third Bank acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

AUDITORS


         The firm of Arthur Andersen LLP has been selected as independent auditors for the Fund. Arthur Andersen LLP, 425 Walnut Street, Cincinnati, Ohio, performs an annual audit of the Fund's financial statements and advises the Fund as to certain accounting matters.

MGF SERVICE CORP.

         The Fund's transfer agent, MGF Service Corp. ("MGF"), maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. MGF receives for its services as transfer agent a fee payable monthly at an annual rate of $14 per account, provided, however, that the minimum fee is $1,000 per month. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

         MGF also provides accounting and pricing services to the Fund. MGF receives $3,400 per month from the Fund for calculating daily net asset value per share and maintaining such books and records as are necessary to enable MGF to perform its duties.

         In addition, MGF is retained to provide administrative services to the Fund. In this capacity, MGF supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. MGF supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, the Fund pays MGF a fee at the annual rate of .2% of the average value of its daily net assets up to $100,000,000, .175% of such assets from $100,000,000 to $200,000,000 and .15% of such assets in excess of $200,000,000; provided, however, that the minimum fee is $1,000 per month.

ANNUAL REPORT


         The Fund's financial statements as of June 30, 1996 appear in the Fund's annual report which is attached to this Statement of Additional Information.

                                     LEEB

                                   PERSONAL

                                  FINANCE TM

                                  INVESTMENT
                                     TRUST

                               THE LEEB PERSONAL
                                FINANCE TM FUND

                                 ANNUAL REPORT
                                 June 30, 1996

LETTER TO SHAREHOLDERS                                          AUGUST 7, 1996

===============================================================================

Dear Fellow Shareholder,

         I am pleased to bring you The Leeb Personal FinanceTM Fund's Annual Report for the fiscal year ended June 30, 1996.

         The total return for the Fund for the twelve months ended June 30, 1996 was 17.1% versus 26.0% for the S&P 500 Index.

         In accordance with the Fund's objective of conservative long-term capital appreciation, the Fund performed well over the past twelve months. Although the stock market has been volatile in 1996, the Fund managed to weather the storm. The market decline in the summer of 1996 created a buying opportunity so we put a portion of the Fund's cash to work in stocks possessing excellent fundamentals.

         The Fund has steadily increased its equity exposure in recent months, as we believe that the market can still move higher. The economy remains strong with no signs of a recession. Interest rates, although volatile, are not in a dramatic uptrend, and inflation still remains under control. If any of these change, we would have to reconsider things with a view toward taking a more conservative stance.

Sincerely,

/s/ Stephen Leeb
Stephen Leeb
Chief Investment Officer


THE LEEB PERSONAL FINANCE TM FUND

Comparison of the Change in Value of a $10,000 Investment in the Leeb Personal
Finance TM Fund and the Standard & Poor's 500 Index


STANDARD & POOR'S 500 INDEX:                      THE LEEB PERSONAL FINANCE TM FUND:

                QTRLY                                           QTRLY
DATE            RETURN       BALANCE              DATE          RETURN    BALANCE

  10/21/91                    $10,000           10/21/91                  $10,000
  12/31/91          7.00%     $10,700           12/31/91         4.23%    $10,423
  03/31/92         -2.53%     $10,429           03/31/92        -0.10%    $10,413
  06/30/92          1.90%     $10,627           06/30/92         1.32%    $10,550
  09/30/92          3.15%     $10,962           09/30/92         2.80%    $10,846
  12/31/92          5.03%     $11,514           12/31/92         2.08%    $11,071
  03/31/93          4.36%     $12,016           03/31/93         1.30%    $11,215
  06/30/93          0.48%     $12,069           06/30/93         0.46%    $11,266
  09/30/93          2.58%     $12,381           09/30/93         1.20%    $11,401
  12/31/93          2.32%     $12,668           12/31/93        -0.11%    $11,389
  03/31/94         -3.79%     $12,188           03/31/94        -0.09%    $11,378
  06/30/94          0.42%     $12,239           06/30/94        -2.47%    $11,097
  09/30/94          4.88%     $12,836           09/30/94         1.07%    $11,215
  12/31/94         -0.02%     $12,834           12/31/94        -1.59%    $11,038
  03/31/95          9.74%     $14,084           03/31/95         5.38%    $11,631
  06/30/95          9.55%     $15,429           06/30/95         7.04%    $12,450
  09/30/95          7.95%     $16,655           09/30/95         2.42%    $12,751
  12/31/95          6.02%     $17,658           12/31/95         7.52%    $13,711
  03/31/96          5.37%     $18,605           03/31/96         1.92%    $13,974
  06/30/96          4.49%     $19,440           06/30/96         4.34%    $14,579

The Leeb Personal Finance TM Fund
Average Annual Total Returns

1 year             17.10%
Since Inception*    8.37%

Past performance is not predictive of future performance.
*Initial public offering of shares was October 21, 1991.



THE LEEB PERSONAL FINANCETM FUND
STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 1996

==============================================================================================================

ASSETS
Investments in securities:

   At amortized cost (original cost $19,723,186)............................................  $   19,723,186
                                                                                              ===============

   At market value (Note 1).................................................................  $   22,808,348
Investments in repurchase agreements (Note 1)...............................................       4,624,000
Cash .......................................................................................           1,520
Receivable for securities sold..............................................................         611,062
Receivable for capital shares sold..........................................................          16,588
Dividends and interest receivable...........................................................          29,396
Organization expenses, net (Note 1).........................................................           2,534
Other assets................................................................................          11,482
                                                                                              ---------------
   TOTAL ASSETS.............................................................................      28,104,930
                                                                                              ---------------

LIABILITIES

Payable for capital shares redeemed.........................................................          44,757
Dividends payable...........................................................................          78,013
Payable to affiliates (Note 3)..............................................................          28,655
Other accrued expenses and liabilities......................................................           8,220
                                                                                              ---------------

   TOTAL LIABILITIES........................................................................         159,645
                                                                                              ---------------

NET ASSETS .................................................................................  $   27,945,285
                                                                                              ===============

Net assets consist of:

Capital shares..............................................................................  $   24,878,760
Distributions in excess of net realized gains (Note 1)......................................        ( 18,637)
Net unrealized appreciation on investments..................................................       3,085,162
                                                                                              ---------------
Net assets..................................................................................  $   27,945,285
                                                                                              ===============

Shares of beneficial interest outstanding (unlimited number of shares authorized,

   no par value) (Note 4)...................................................................       2,479,333
                                                                                              ===============

Net asset value, offering price and redemption price per share (Note 1).....................  $        11.27
                                                                                              ===============

See accompanying notes to financial statements.


THE LEEB PERSONAL FINANCETM FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 1996

===================================================================================================================
INVESTMENT INCOME

   Interest.................................................................................  $      574,629
   Dividends................................................................................         279,541
                                                                                              ---------------
     TOTAL INVESTMENT INCOME................................................................         854,170
                                                                                              ---------------

EXPENSES

   Investment advisory fees (Note 3)........................................................         304,878
   Professional fees........................................................................          86,786
   Administrative services fees (Note 3)....................................................          60,582
   Shareholder services and transfer agent fees (Note 3)....................................          48,613
   Accounting services fees (Note 3)........................................................          40,800
   Postage and supplies.....................................................................          21,301
   Trustees' fees and expenses..............................................................          17,621
   Insurance expense........................................................................          15,200
   Registration fees........................................................................          12,100
   Amortization of organization expenses (Note 1)...........................................          10,136
   Reports to shareholders..................................................................           9,055
   Custodian fees...........................................................................           7,528
   Other expenses...........................................................................              76
                                                                                              ---------------
          TOTAL EXPENSES....................................................................         634,676
   Fees waived by the Adviser (Note 3)......................................................       ( 177,359)
                                                                                              ---------------

          NET EXPENSES......................................................................         457,317
                                                                                              ---------------

NET INVESTMENT INCOME ......................................................................         396,853
                                                                                              ---------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS

   Net realized gains from security transactions............................................       4,277,995
   Net change in unrealized appreciation/depreciation on investments........................         133,795
                                                                                              ---------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ...........................................       4,411,790
                                                                                              ---------------

NET INCREASE IN NET ASSETS FROM OPERATIONS .................................................  $    4,808,643
                                                                                              ===============



See accompanying notes to financial statements.


THE LEEB PERSONAL FINANCETM FUND
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED JUNE 30, 1996 AND 1995

===================================================================================================================
                                                                                   YEAR             YEAR
                                                                                   ENDED            ENDED

                                                                                 JUNE 30,         JUNE 30,
                                                                                   1996             1995

-------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:

   Net investment income..................................................   $      396,853   $      932,415
   Net realized gains (losses) from security transactions.................        4,277,995        ( 414,008)
   Net change in unrealized appreciation/depreciation on investments......          133,795        3,662,740
                                                                             ---------------  ---------------
Net increase in net assets from operations................................        4,808,643        4,181,147
                                                                             ---------------  ---------------

DISTRIBUTIONS TO SHAREHOLDERS:

   From net investment income.............................................        ( 399,897)       ( 937,468)
   From net realized gains from security transactions.....................      ( 3,618,910)              --
   In excess of net realized gains from security transactions.............         ( 18,637)       ( 247,953)
                                                                             ---------------  ---------------
Decrease in net assets from distributions to shareholders.................      ( 4,037,444)     ( 1,185,421)
                                                                             ---------------  ---------------

FROM CAPITAL SHARE TRANSACTIONS (NOTE 4):

   Proceeds from shares sold..............................................        1,464,215        2,545,190
   Net asset value of distributions to shareholders paid in
     additional shares....................................................        3,933,064        1,142,780
   Payments for shares redeemed...........................................     ( 11,199,062)    ( 19,230,360)
                                                                             ---------------  ---------------
Net decrease in net assets from capital share transactions................      ( 5,801,783)    ( 15,542,390)
                                                                             ---------------  ---------------

TOTAL DECREASE IN NET ASSETS .............................................      ( 5,030,584)    ( 12,546,664)

NET ASSETS:

   Beginning of year......................................................       32,975,869       45,522,533
                                                                             ---------------  ---------------
   End of year............................................................   $   27,945,285   $   32,975,869
                                                                             ===============  ===============

UNDISTRIBUTED NET INVESTMENT INCOME ......................................   $           --   $        3,044
                                                                             ===============  ===============


See accompanying notes to financial statements.


THE LEEB PERSONAL FINANCETM FUND
FINANCIAL HIGHLIGHTS
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

===================================================================================================================
                                                     YEAR         YEAR        YEAR         YEAR        PERIOD
                                                     ENDED        ENDED       ENDED        ENDED        ENDED

                                                   JUNE 30,     JUNE 30,    JUNE 30,     JUNE 30,     JUNE 30,
                                                     1996         1995        1994         1993        1992(A)

-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period..........    $ 11.17     $  10.29    $  10.84     $  10.36    $  10.00
                                                  ----------  ----------   ----------   ----------  ----------
Income from investment operations:

   Net investment income........................       0.17         0.28        0.19         0.15        0.16
   Net realized and unrealized
     gains (losses) on investments..............       1.72         0.95      ( 0.35)        0.55        0.51
                                                  ----------  ----------   ----------   ----------  ----------
Total from investment operations................       1.89         1.23      ( 0.16)        0.70        0.67
                                                  ----------  ----------   ----------   ----------  ----------
Dividends and distributions:

   Dividends from net investment income(B) .....     ( 0.17)      ( 0.28)     ( 0.19)      ( 0.15)     ( 0.16)
   Distributions from net realized gains(B) ....     ( 1.61)          --      ( 0.20)      ( 0.07)     ( 0.15)
   In excess of net realized gains..............     ( 0.01)      ( 0.07)         --           --          --
                                                  ----------  ----------   ----------   ----------  ----------
Total dividends and distributions...............     ( 1.79)      ( 0.35)     ( 0.39)      ( 0.22)     ( 0.31)
                                                  ----------  ----------   ----------   ----------  ----------
Net asset value at end of period................    $ 11.27     $  11.17    $  10.29     $  10.84    $  10.36
                                                  ==========  ==========   ==========   ==========  ==========
Total return....................................     17.10%       12.20%     ( 1.50%)       6.79%       7.94% (D)
                                                  ==========  ==========   ==========   ==========  ==========
Net assets at end of period (000's).............    $27,945     $ 32,976    $ 45,523     $ 58,955    $ 28,340
                                                  ==========  ==========   ==========   ==========  ==========

Ratio of expenses to average net assets(C)  ....      1.50%        1.50%       1.50%        1.50%       1.47% (D)

Ratio of net investment income to average

   net assets...................................      1.30%        2.36%        1.65%       1.60%       2.21% (D)

Portfolio turnover rate.........................       115%         163%        143%          83%         75% (D)


(A)Represents the period from the date of public offering (October 21, 1991) through June 30, 1992. No income was earned or expenses incurred from the start of business through the date of public offering.

(B)For the period ended June 30, 1992, the per share data was calculated using average shares outstanding throughout the period, whereas for subsequent periods, the per share data was calculated based upon actual distributions. For the period ended June 30, 1992, actual distributions per share from net investment income and from net realized gains from security transactions amounted to $.11 and $.08, respectively.

(C)Ratios of expenses to average net assets assuming no waiver of fees or reimbursement of expenses by the Adviser was 2.10%, 1.98%, 1.81%, 1.95%, and 2.71%(D) for the periods ended June 30, 1996, 1995, 1994, 1993 and 1992, respectively (Note 3).

(D)Annualized.

See accompanying notes to financial statements.



THE LEEB PERSONAL FINANCE TM FUND
PORTFOLIO OF INVESTMENTS

JUNE 30, 1996

===================================================================================================================
                                                                                                     MARKET

COMMON STOCK  --  81.6%                                                              SHARES           VALUE
-------------------------------------------------------------------------------------------------------------------
FINANCE & INSURANCE  --  16.1%
Allmerica Financial Corp......................................................         35,000    $  1,041,250
American International Group, Inc.............................................          6,400         631,200
Federal Home Loan Mortgage Corp...............................................          7,500         641,250
Federal National Mortgage Assoc...............................................         19,000         636,500
ITT Hartford Group Inc........................................................         29,000       1,544,250
                                                                                                 -------------
                                                                                                 $  4,494,450

                                                                                                 -------------

CONSUMER PRODUCTS  --  11.5%
Coca-Cola Co..................................................................          8,000    $    391,000
Cone Mills Corp.*.............................................................         80,000         900,000
The Walt Disney Co............................................................         20,000       1,257,500
Sony Corp. - ADR..............................................................         10,000         661,250
                                                                                                 -------------
                                                                                                 $  3,209,750

                                                                                                 -------------

ENERGY & RESOURCES --  9.4%
Apache Corp...................................................................         24,000    $    789,000
Chevron Corp..................................................................         20,000       1,180,000
Oryx Energy Co.*..............................................................         40,000         650,000
                                                                                                 -------------
                                                                                                 $  2,619,000

                                                                                                 -------------

OIL & GAS -- EQUIPMENT & SERVICES  --  6.2%
Global Marine, Inc.*..........................................................         40,000    $    555,000
Rowan Companies, Inc.*........................................................         40,000         590,000
Schlumberger N.V..............................................................          7,000         589,750
                                                                                                 -------------
                                                                                                 $  1,734,750

                                                                                                 -------------

METALS & MINING  --  5.7%
Horsham Corp..................................................................         42,000    $    582,750
LTV Corp.*....................................................................         46,000         523,250
Newmont Mining Corp...........................................................         10,000         493,750
                                                                                                 -------------
                                                                                                 $  1,599,750

                                                                                                 -------------

HEALTH PRODUCTS/CARE  --  5.0%
Thermotrex Corp.*.............................................................         27,300    $  1,344,525
Trex Medical Corp.*...........................................................          2,730          51,529
                                                                                                 -------------
                                                                                                 $  1,396,054

                                                                                                 -------------

REAL ESTATE  --  4.1%
BRE Properties, Inc...........................................................         42,000    $    819,000
New Plan Realty Trust.........................................................         15,000         316,875
                                                                                                 -------------
                                                                                                 $  1,135,875

                                                                                                 -------------
TELEPHONE COMMUNICATIONS -- 4.0%
Telephone & Data Systems......................................................         25,000    $  1,125,000
                                                                                                 -------------

COMMERCIAL SERVICES  --  3.1%
Sotheby's Holdings - Class A..................................................         60,000    $    870,000
                                                                                                 -------------

THE LEEB PERSONAL FINANCETM FUND (CONTINUED)

===================================================================================================================
                                                                                                     MARKET

COMMON STOCK  --  81.6%                                                              SHARES           VALUE
-------------------------------------------------------------------------------------------------------------------
AUTO & TRUCK EQUIPMENT -- 3.0%
Wabash National Corp..........................................................         47,500    $    843,125
                                                                                                 -------------

ENGINEERING & CONSTRUCTION -- 2.3%
Fluor Corp....................................................................         10,000    $    653,750
                                                                                                 -------------

BUILDING MATERIALS  --  2.2%
Royal Plastics Group Ltd......................................................         40,000    $    615,000
                                                                                                 -------------

COMPUTERS  --  2.1%
Sun Microsystems, Inc.*.......................................................         10,000    $    588,750
                                                                                                 -------------

MULTI-INDUSTRY  --  1.6%
General Electric Co...........................................................          5,000    $    432,500
                                                                                                 -------------

AEROSPACE/DEFENSE  --  1.2%
Boeing Co.....................................................................          4,000    $    348,500
                                                                                                 -------------

AUTOMOTIVE  --  1.1%
Chrysler Corp.................................................................          5,000    $    310,000
                                                                                                 -------------

COMPUTER SOFTWARE  --  1.1%
Microsoft Corp.*..............................................................          2,500    $    300,313
                                                                                                 -------------

PUBLISHING/PRINTING  --  1.0%
Time Warner, Inc..............................................................          7,000    $    274,750
                                                                                                 -------------

ELECTRONICS/SEMICONDUCTORS  --  0.9%
Intel Corp....................................................................          3,500    $    257,031
                                                                                                 -------------

TOTAL COMMON STOCK (COST $19,723,186) ........................................                   $ 22,808,348
                                                                                                 -------------

===================================================================================================================
                                                                                      FACE           MARKET

REPURCHASE AGREEMENTS(1)  --  16.6%                                                  AMOUNT           VALUE
-------------------------------------------------------------------------------------------------------------------
The Fifth Third Bank, 5.20%, dated 06/28/96, due 07/01/96,
repurchase proceeds $4,626,004................................................   $  4,624,000    $  4,624,000
                                                                                --------------   -------------

TOTAL REPURCHASE AGREEMENTS ..................................................   $  4,624,000    $  4,624,000
                                                                                ==============   -------------

TOTAL INVESTMENTS AND REPURCHASE AGREEMENTS AT VALUE --  98.2% ...............                   $ 27,432,348
OTHER ASSETS AND LIABILITIES, NET-- 1.8% .....................................                        512,937
                                                                                                 -------------

NET ASSETS-- 100% ............................................................                   $ 27,945,285
                                                                                                 =============

*Non-income producing security.

(1)Repurchase agreements are fully collateralized by U.S. Government obligations.

See accompanying notes to financial statements.


THE LEEB PERSONAL FINANCETM FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1996
==============================================================================

1.  SIGNIFICANT ACCOUNTING POLICIES

Leeb Personal FinanceTM Investment Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust was organized as an Ohio business trust on August 19, 1991. The Trust currently offers one series of shares to investors: The Leeb Personal FinanceTM Fund (the Fund). The Trust commenced operations on September 13, 1991 when the general partners of Leeb Investment Advisors (the Adviser) and a qualified retirement plan sponsored by one such general partner purchased the initial 10,000 shares of the Fund at $10 per share. The public offering of shares commenced on October 21, 1991.

The Fund seeks long-term capital appreciation consistent with the preservation of capital. Earning current income from dividends, interest and short-term capital gains is a secondary objective.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). Portfolio securities listed on stock exchanges and securities traded in the over-the-counter market are valued at the last sale price as of the close of business on the day the securities are being valued. Securities not traded on a particular day, or for which the last sale price is not readily available, are valued at the closing bid price quoted by brokers that make markets in the securities. U.S. Government obligations and corporate bonds are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities.

Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, at the Federal Reserve Bank. At the time the Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will be equal to or exceed the face amount of the repurchase agreement. The Fund enters into repurchase agreements only with institutions deemed to be creditworthy by the Adviser, including banks having assets in excess of $10 billion and primary U.S. Government securities dealers.

Share valuation -- The net asset value of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering and redemption price per share are equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid semi-annually. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Organization expenses -- Expenses of organization, net of certain expenses paid by the Adviser, have been capitalized and are being amortized on a straight-line basis over five years.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.


The following information is based upon federal income tax cost of portfolio investments (excluding repurchase agreements) as of June 30, 1996:

-------------------------------------------------------------------------------------------------------------------
Gross unrealized appreciation...............................................................  $    3,422,054
Gross unrealized depreciation...............................................................       ( 355,529)
                                                                                              ---------------

Net unrealized appreciation.................................................................  $    3,066,525
                                                                                              ===============
Federal income tax cost.....................................................................  $   19,741,823
                                                                                              ===============
-------------------------------------------------------------------------------------------------------------------

The differences between financial reporting and federal income tax cost amounts is due to certain timing differences in recognizing capital losses under generally accepting accounting principles and tax regulations.

2.  INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $31,092,284 and $43,820,183, respectively, for the year ended June 30, 1996.

3.  TRANSACTIONS WITH AFFILIATES

The Chairman of the Board of the Trust is the President and controlling shareholder of one of two general partners of the Adviser. The President of the Trust is the President and controlling shareholder of the other general partner of the Adviser. The Executive Vice President of the Trust is a general partner of Brimberg & Co., L.P. (Brimberg), the Fund's principal underwriter. Certain officers of the Trust are officers of MGF Service Corp. (MGF), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Fund.

ADVISORY AGREEMENT

The Fund's investments are managed by the Adviser pursuant to the terms of an Advisory Agreement. The Fund pays the Adviser a fee, computed and accrued daily and paid monthly, at an annual rate of 1% of the Fund's average daily net assets. In order to reduce the operating expenses of the Fund, the Adviser waived $177,359 of its investment advisory fees for the year ended June 30, 1996.

SEC ADMINISTRATIVE PROCEEDING

On May 2, 1995, the Securities and Exchange Commission (the SEC) instituted administrative proceedings against, among other parties, the Adviser and certain officers of the Adviser who are also officers and members of the Board of Trustees of the Fund. As part of these proceedings, the SEC alleged that the parties carried out a marketing strategy for the Fund that allegedly defrauded or operated as a potential fraud on actual and potential Fund investors. The Fund was not a party to the administrative proceeding.

The administrative proceeding between the SEC and the parties was settled in January of 1996 with no material impact on the financial position or results of operations of the Fund.

UNDERWRITING AGREEMENT

Under the terms of an Underwriting Agreement between the Trust and Brimberg, Brimberg serves as the exclusive underwriter of the Fund's shares. Brimberg receives no direct compensation from the Fund for serving as underwriter but executes securities transactions for the Fund. For the year ended June 30, 1996, Brimberg earned $120,408 of commissions as broker on trades of the Fund's portfolio securities.

ADMINISTRATIVE SERVICES AGREEMENT

Under the terms of the Administrative Services Agreement between the Trust and MGF, MGF supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. MGF supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, MGF receives a monthly fee based on the Fund's average daily net assets.

TRANSFER AGENT AND SHAREHOLDER SERVICE AGREEMENT

Under the terms of the Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement between the Trust and MGF, MGF maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, MGF receives a monthly fee based on the number of shareholder accounts in the Fund. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT

Under the terms of the Accounting Services Agreement between the Trust and MGF, MGF calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, MGF receives a monthly fee from the Fund.

4.  CAPITAL SHARE TRANSACTIONS

Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions:


-------------------------------------------------------------------------------------------------------------------
                                                                                   YEAR             YEAR
                                                                                   ENDED            ENDED

                                                                                 JUNE 30,         JUNE 30,
                                                                                   1996             1995

-------------------------------------------------------------------------------------------------------------------
Shares sold...............................................................          123,208          243,083
Distributions to shareholders paid in additional shares...................          344,965          109,427

Shares redeemed...........................................................        ( 941,635)      ( 1,825,293)
                                                                             ---------------  ---------------

Net decrease in shares outstanding........................................        ( 473,462)      ( 1,472,783)
Shares outstanding, beginning of year.....................................        2,952,795         4,425,578
                                                                             ---------------  ---------------

Shares outstanding, end of year...........................................        2,479,333         2,952,795
                                                                             ===============  ===============
-------------------------------------------------------------------------------------------------------------------

5.  PROPOSED REORGANIZATION

The Board of Trustees have approved and will be recommending to the shareholders the approval of an Agreement and Plan of Reorganization (the
Plan) pursuant to which the Fund will be reorganized into the Leeb Value Fund (the Value Fund), a new series of the Accolade Funds, a Massachusetts business trust. The Value Fund will have the same investment objectives and policies as the Fund. If the Plan is approved by shareholders constituting a majority of outstanding shares, shareholders will each receive shares of the Value Fund equal to the value of their Fund shares upon consumation of the reorganization.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

==============================================================================


Logo: Arthur Andersen LLP

To the Shareholders and Board of Trustees of Leeb Personal FinanceTM Investment Trust:

We have audited the accompanying statement of assets and liabilities of The Leeb Personal FinanceTM Fund of the Leeb Personal FinanceTM Investment Trust (an Ohio business trust), including the portfolio of investments, as of June 30, 1996, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Leeb Personal FinanceTM Fund of the Leeb Personal FinanceTM Investment Trust as of June 30, 1996, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.

/s/ Arthur Andersen LLP
Cincinnati, Ohio,

July 19, 1996

                                  LEEB PERSONAL

                                   FINANCE TM

                                  INVESTMENT
                                     TRUST

                              INVESTMENT ADVISER

                           LEEB INVESTMENT ADVISORS
                          1101 King Street, Suite 400
                             Alexandria, VA 22314

                                  UNDERWRITER

                             BRIMBERG & CO., L.P.
                       45 Rockefeller Plaza, Suite 2570
                           New York, New York 10111

                                TRANSFER AGENT

                               MFG SERVICE CORP.
                                 P.O. Box 5354
                          Cincinnati, Ohio 45201-5354

                              SHAREHOLDER SERVICE

                         Nationwide: 1 (800) 545-0103
                          Cincinnati: (513) 629-2070

                  This report is authorized for distribution
                    only when it is accompanied or preceded
                     by a current prospectus of the Fund.


                   LEEB PERSONAL FINANCETM INVESTMENT TRUST

PART C.           OTHER INFORMATION

Item 24.          Financial Statements and Exhibits

         (a)      (i)        Financial Statements included in Part A:

                             Financial Highlights

                  (ii)       Financial Statements included in Part B:

                             Statement of Assets and Liabilities, June 30,
                             1996

                             Statement of Operations for the Year Ended June 30, 1996

                             Statement of Changes in Net Assets for the Years Ended June 30, 1996 and 1995

                             Financial Highlights for the Periods Ended June 30, 1996, 1995, 1994, 1993 and 1992.

                             Notes to Financial Statements, June 30, 1996

                             Portfolio of Investments, June 30, 1996

         (b)      Exhibits

                  (1)               Agreement and Declaration of Trust*

                  (2)               Bylaws*

                  (3)               Inapplicable

                  (4)               Specimen of Share Certificate*

                  (5)               Advisory Agreement with Leeb Investment
                                    Advisors*

                  (6)  (i)          Underwriting Agreement with Brimberg & Co..
                                    L.P.*

                      (ii)          Form of Underwriter's Dealer Agreement*

                  (7)               Inapplicable

                  (8)               Custody Agreement with The Fifth
                                    Third Bank*

                  (9)  (i)          Administration Agreement with MGF Service
                                    Corp.*

                      (ii)          Accounting Services Agreement with MGF
                                    Service Corp.*

                      (iii) Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement with MGF

                                    Service Corp.*

                  (10)              Opinion and Consent of Counsel*

                  (11)              Consent of Independent Public Accountants

                  (12)              Inapplicable

                  (13)              Inapplicable

                  (14)     (i)      The Leeb Personal FinanceTM Individual
                                    Retirement Account Plan*

                      (ii)          The Leeb Personal FinanceTM 403(b)
                                    Retirement Plan*

                      (iii)         Defined Contribution Plan*

                  (15)              Inapplicable

                  (16) Computations of Performance Quotations Provided in Response to Item 22*

                  (17)              Financial Data Schedule

                  (18)              Inapplicable

--------------------------------------

* Incorporated by reference to the Trust's registration statement on Form N-1A.

Item 25.          Persons Controlled by or Under Common Control with
                  Registrant.

                  None

Item 26.          Number of Holders of Securities.


                  As of September 30, 1996, there are 2,128 holders of the shares of beneficial interest of the Registrant.


Item 27.          Indemnification

                  Article VI of the Registrant's Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

                           "Section 6.4  Indemnification of Trustees,
                           Officers, etc. The Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

                           Section 6.5 Advances of Expenses. The Trust shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended. In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

                           Section 6.6 Indemnification Not Exclusive, etc. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person."

                  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                  The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy will provide coverage to the Registrant, its Trustees and officers, its Adviser and its Underwriter. Coverage under the policy will include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

                  The Advisory Agreement with Leeb Investment Advisors (the "Adviser") provides that the Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Agreement, or in accordance with (or in the absence of) specific directions or instructions from Registrant, provided, however, that such acts or omissions shall not have resulted from Adviser's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Adviser in its actions under the Agreement or breach of its duty or of its obligations thereunder.

                  The Underwriting Agreement with Brimberg & Co., L.P.
                  (the "Underwriter") provides that the Underwriter, its directors, officers, employees, partners, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Underwriter's duties or from the reckless disregard by any of such persons of Underwriter's obligations and duties under the Agreement. Registrant will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

Item 28.  Business and Other Connections of the Investment
                  Adviser

                  (a) The Adviser is a Virginia partnership which was created on April 4, 1991. The Adviser has no other business of a substantial nature.

                  (b) The partners and officers of the Adviser and any other business, profession, vocation or employment of a substantial nature engaged in at any time during the past two years:

                      (i) PF Funds Group, Inc (general partner of Adviser) - - subsidiary of National Information Corporation, a publishing holding company; limited partner of Brimberg & Co.,
                                  L.P.

                      (ii) Money Growth Institute, Inc. (general partner of Adviser) - - a registered investment adviser; limited partner of Brimberg & Co., L.P.

                      (iii) Allie P. Ash, Jr. (officer of Adviser) - - Chairman of the Board of Registrant; President and a director of Parent Company, Inc. (a holding company) and its direct and indirect subsidiaries, PF Funds Group, Inc., National Information Corporation (a publishing holding company) and NIC Financial, Inc. (a holding company); President and a director of KCI Communications, Inc. (a subsidiary of National Information Corporation and publisher of Personal Finance, The Big Picture and Special Alert Bulletin); President and a director of Speed Promotions,

                                  Inc. (a sports marketing company and a
                                  subsidiary of National Information
                                  Corporation); Executive Vice President and a director of Financial Services Associates, Inc., Wellness Communications, Inc., National Institute of Business Management, Inc. and Management Reports Division, Inc. (each of which is a newsletter publisher and a subsidiary of National Information Corporation); director of MPL Communications, Inc. (a newsletter publisher).

                       (iv) Stephen Leeb (officer of Adviser) - - President of Registrant; Editor of Personal Finance, The Big Picture and Special Alert Bulletin (newsletters); President and a director of Money Growth Institute, Inc. and Leeb Lines, Inc. (a holding company); President of Leeb Research Consultants, Inc.

                       (v) Francis A. Mlynarczyk, Jr. (officer of Adviser) - - Executive Vice President of Registrant; Chairman, President and a director of Prospect Advisors, Inc. (a registered investment adviser); general partner of Brimberg & Co., L.P. (a registered broker-dealer and Registrant's principal underwriter); general partner of President Street Fund, L.P. (an investment limited partnership).

Item 29.  Principal Underwriters

         (a)  Inapplicable

                                      Position            Position
                                        with                with
         (b)   Name                  Underwriter         Registrant

         Jack S. Brimberg              General            None
                                       Partner

         Francis A. Mlynarczyk, Jr.    General            Executive
                                       Partner            Vice
                                                          President

         Robert M. Lehr                Limited            None
                                       Partner

         PF Funds Group, Inc.          Limited            None
                                       Partner

         Money Growth Institute,       Limited            None
         Inc.                          Partner

         Anne Brimberg                 Limited             None
                                       Partner

         Walter Kaye                   Limited             None
                                       Partner


         The address of PF Funds Group, Inc. is 1101 King Street, Suite 400, Alexandria, Virginia 22314. The address of the remaining above-named persons and Money Growth Institute, Inc. is 45 Rockefeller Plaza, Suite 2570, New York, New York 10111.


         (c)      Inapplicable

Item 30.  Location of Accounts and Records


                  Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at its offices located at 1101 King Street, Suite 400, Alexandria, Virginia 22314 or 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202 as well as at the office of the Underwriter located at 45 Rockefeller Plaza, Suite 2570, New York, New York 10111.


Item 31.  Management Services Not Discussed in Parts A or B

          Inapplicable

Item 32.  Undertakings

                  (a)      Inapplicable

                  (b)      Inapplicable

                  (c) The Registrant undertakes that, if so requested, it will furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders without charge.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati and State of Ohio, on the 25th day of October, 1996.

                                   LEEB PERSONAL FINANCETM INVESTMENT TRUST

                                   By: /s/ John F. Splain
                                      John F. Splain, Attorney-in-Fact

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

   Signature                    Title                                  Date

*Allie P. Ash, Jr.             Chairman
                               of the Board
                               and Trustee

*Stephen Leeb                  President                 By:/s/ John F. Splain
                               and Trustee                  John F. Splain
                                                            Attorney-in-Fact*
*Dr. L. Noah Shaw              Trustee                      October 25, 1996

*Joel Novak                    Trustee

*Paul W. Halter                Trustee


/s/ Mark J. Seger              Treasurer                    October 25, 1996
Mark J. Seger